Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report on Form 10-K of China New Greenfood Company Ltd. for the fiscal year ended June 30, 2011, I, Taiping Zhou, Chief Executive Officer and Chief Financial Officer of the Company hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.	Such Annual Report on Form 10-K for the period ended June 30, 2011, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.
The information contained in such Annual Report on Form 10-K for the period ended June 30, 2011, fairly presents, in all material respects, the financial condition and results of operations of China New Greenfood Company Ltd.

Dated: September 28, 2011

By:	/s/ Taiping Zhou
Taiping Zhou Chief Executive Officer and Chief Financial Officer

China New Greenfood Company Ltd.